TABLE OF CONTENTS

   USAA Family of Funds                                                 1
   Message from the President                                           2
   Investment Review                                                    4
   Message from the Managers                                            5
   Financial Information:
      Statement of Assets and Liabilities                               8
      Portfolio of Investments in Securities                            9
      Notes to Portfolio of Investments in Securities                  12
      Statement of Operations                                          13
      Statements of Changes in Net Assets                              14
      Notes to Financial Statements                                    15

==============================================================================

                             IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Balanced Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                         MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


(Photograph of the President, Michael J. C. Roth, CFA, appears here.)

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.




                                INVESTMENT REVIEW

BALANCED STRATEGY FUND

OBJECTIVE: To seek high total return, with a reduced risk over time, through an asset allocation strategy which seeks a combination of long-term growth of capital and current income.

                                                       5/31/97        11/30/97
        Net Assets................................ $34.6 MILLION   $44.8 MILLION
        Net Asset Value Per Share.................     $12.11          $12.87

        AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
        May 31, 1997 to November 30, 1997...............................  8.96%+
        1 Year.......................................................... 17.80%
        Since inception on September 1, 1995............................ 15.37%

        + Total returns for periods of less than one year are not annualized. This six-month return is cumulative.


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                     CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the S&P 500 Index, the Lipper Balanced Funds Average and the Lehman Brothers Aggregate Bond Index. The period is from 9/1/95 through 11/30/97. The data points from the graph are as follows:


          USAA Balanced        S&P 500      Lehman  Brothers     Lipper Balanced
          Strategy Fund        Index        Bond  Index          Funds Average
          -------------        -----        -----------          -------------

09/01/95      10,000          10,000          10,000               10,000
12/95         10,324          11,049          10,528               10,656
03/96         10,516          11,642          10,341               10,931
06/96         10,648          12,163          10,400               11,191
09/96         10,976          12,539          10,592               11,492
12/96         11,713          13,584          10,910               12,111
03/97         11,869          13,949          10,849               12,109
06/97         13,032          16,382          11,247               13,373
11/97         13,823          17,809          11,844               14,271


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Balanced Funds Average is the average of all balanced funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.




                             MESSAGE FROM THE MANAGERS

[Photograph of Portfolio Managers appears here: R. David Ullom, CFA (Allocation Manager, Stocks), Pamela K. Bledsoe, CFA (Money Market Instruments), and Paul H. Lundmark, CFA (Bonds).

Fund Overview
An unprecedented trend in the equity markets has occurred over the past three years. For the third straight year, we anticipate that the U.S. stock market will appreciate more than 20%. This market appreciation is attributable to the combined impact of rising corporate earnings and declining interest rates.

Against this backdrop, we have recently witnessed financial and economic problems in various Asian and Latin American countries. We are concerned that these problems will have a negative impact on the earnings and earnings growth for many U.S. companies. In turn, these problems may also result in lower equity market valuations. As shown in the graph below,(1) the equity markets, as represented by the S&P 500 Index,(2) and corporate earnings have tracked each other closely over the last 50 years.


------------------------------------
EARNINGS GROWTH AND THE STOCK MARKET
------------------------------------

                 Compounded Annual Growth Rate
                 Price = 7.49%         Earnings = 7.37%

A chart in the form of a line graph appears here illustrating the Equity Markets, as represented by the S&P 500 Index, and the corporate earnings for the years 1945 through 1996.


                  Annual              12/31
                  Earnings          Close/Price
                  --------          -----------
1945               0.96              17.36
1946               1.06              15.30
1947               1.61              15.30
1948               2.29              15.20
1949               2.32              16.79
1950               2.84              20.43
1951               2.44              23.77
1952               2.40              26.57
1953               2.51              24.81
1954               2.77              35.98
1955               3.62              45.48
1956               3.41              46.67
1957               3.37              39.99
1958               2.89              55.21
1959               3.39              59.89
1960               3.27              58.11
1961               3.19              71.55
1962               3.67              63.10
1963               4.02              75.02
1964               4.55              84.75
1965               5.19              92.43
1966               5.55              80.33
1967               5.33              96.47
1968               5.76             103.86
1969               5.78              92.06
1970               5.13              92.15
1971               5.70             102.09
1972               6.42             118.05
1973               8.16              97.55
1974               8.89              68.56
1975               7.96              90.19
1976               9.91             107.46
1977              10.89              95.10
1978              12.33              96.11
1979              14.86             107.94
1980              14.82             135.76
1981              15.36             122.55
1982              12.64             140.64
1983              14.03             164.93
1984              16.64             167.24
1985              14.61             211.28
1986              14.48             242.17
1987              17.50             247.08
1988              23.75             277.72
1989              22.87             353.40
1990              21.73             330.22
1991              16.29             417.09
1992              18.86             435.71
1993              21.85             466.45
1994              29.92             459.27
1995              33.60             615.93
1996              38.73             740.74


(1) Source: Standard & Poor's Statistical Services. Graph is logarithmically presented.

(2) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.


Our purpose in presenting these concerns with earnings and earnings expectations is not to say that we forecast an imminent decline in the stock market. More important, we feel that given our observations, the Balanced Strategy Fund is a particularly prudent investment. As stated in the past, we continue to believe that a strategy of 55 - 60% equities and 40 - 45% bonds, with minimal cash reserves, is the optimum allocation for conservative investors who wish to have some exposure to stocks. A discussion of the investment sectors within the Fund follows.

Stocks
Over the six months ended November 30, 1997, share prices of the stock holdings were impacted by one of two broad concerns: 1) deflation, and 2) slower emerging markets' economic growth. The deflation factor hurt most of our commodity-oriented holdings such as Alcoa, Titanium Metals, Weyerhaeuser, Unocal, Gulf Canada Resources, Jefferson Smurfit, Texaco, and Norfolk Southern, even though most of these firms continued to post positive earnings growth. Investments in Aerospace (Boeing and B.F. Goodrich) were impacted by emerging market economic concerns and by company specific problems. Finally, our HMO holdings suffered from industry repercussions concerning cost control. Although we have pared back some of our commodity-oriented holdings, (Jefferson Smurfit, Gulf Canada Resources, and Titanium Metals), we continue to believe that shares of the remaining companies represent attractive values.

The biggest winners in the stock portion of the Fund proved to be those companies that have little or no Asian exposure (Retailing, Telephone, Banks, Finance - Consumer/Diversified, and Insurance) and where the fundamentals remain strong. We have added to selected holdings in these groups where we believe the outlook will continue to be positive. At of the end of the reporting period, stocks comprised 55.9% of the Fund's assets.

Bonds
The bond component of the Fund is included to lower volatility and provide current income. Our philosophy is that no one can consistently predict whether interest rates are heading up or down over time. As a result, there will be no dramatic change in the maturity of the portfolio in an effort to time the market. The emphasis remains on bonds that represent value in terms of risk and total return.

Since the last report, we have been reducing our exposure in lower-rated corporates and mortgage pass-through securities that carry high coupons. We have replaced those securities with instruments that are AAA-rated and are not as interest rate sensitive as mortgage pass-throughs.

Within the Fund's bond portion, the best performing holdings were: WorldCom, Washington REIT, and Kmart. Our investments in higher coupon pass-throughs underperformed because of fears of large prepayments. At of the end of the reporting period, bonds comprised 45.1% of the Fund's assets.

Money Market Instruments
With the Fund's emphasis on growth, this investment category is used for the temporary investment of cash prior to transitioning into more permanent investments in stocks and bonds. It can also serve as a liquidity reserve when needed. Investments are made in the highest quality money market instruments, usually U.S. Government Agencies' obligations. Money market instruments constituted less than 2% of the Fund's net assets on November 30, 1997.



                            ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of November 30, 1997 of the USAA Balanced Strategy Fund to be:
Stocks  -  55.9%*,  Money  Market Instruments 1.9%* and Bonds - 45.1%*

*Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.



         TOP 10 EQUITY HOLDINGS
           (% OF NET ASSETS)
Boeing                            1.4
Lucent Technologies               1.2
AT&T                              1.1
B.F. Goodrich                     1.1
Avery Dennison                    1.0
Bankers Trust New York            1.0
Lear                              1.0
Morgan Stanley, Dean Witter,
   Discover & Company             1.0
National Semiconductor            1.0
PMI Group                         1.0

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 9 for a complete listing of the Portfolio of Investments in Securities.



Balanced Strategy Fund

Statement of Assets and Liabilities
(In Thousands)

November 30, 1997
(Unaudited)



Assets
   Investments in securities, at market value (identified cost of $40,279)                     $ 46,126
   Cash                                                                                               8
   Receivables:
      Capital shares sold                                                                            82
      Dividends and interest                                                                        377
      Securities sold                                                                               277
                                                                                               --------
         Total assets                                                                            46,870
                                                                                               --------
Liabilities
   Securities purchased                                                                           1,889
   Capital shares redeemed                                                                           33
   USAA Investment Management Company                                                                98
   USAA Transfer Agency Company                                                                       9
   Accounts payable and accrued expenses                                                             22
                                                                                               --------
         Total liabilities                                                                        2,051
                                                                                               --------
            Net assets applicable to capital shares outstanding                                $ 44,819
                                                                                               ========
Represented by:
   Paid-in capital                                                                             $ 38,019
   Accumulated undistributed net investment income                                                  207
   Accumulated net realized gain on investments                                                     746
   Net unrealized appreciation of investments                                                     5,847
                                                                                               --------
            Net assets applicable to capital shares outstanding                                $ 44,819
                                                                                               ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                                3,483
                                                                                               ========
   Net asset value, redemption price, and offering price per share                             $  12.87
                                                                                               ========


See accompanying notes to financial statements.



Balanced Strategy Fund
Portfolio of Investments in Securities

November 30, 1997
(Unaudited)
                                           Market
  Number                                    Value
 of Shares         Security                 (000)
 ---------         --------                  ---

                 Stocks (55.9%)
         Aerospace/Defense (1.4%)
  11,954 Boeing Co.                      $    635
-------------------------------------------------

         Airlines (0.8%)
   3,000 AMR Corp. *                          364
-------------------------------------------------

         Aluminum (0.8%)
   5,500 Aluminum Co. of America              370
-------------------------------------------------

         Automobiles (0.7%)
   7,800 Ford Motor Co.                       335
-------------------------------------------------

         Auto Parts (1.0%)
  10,000 Lear Corp. *                         468
-------------------------------------------------

         Banks - Major Regional (0.7%)
   6,100 PNC Bank Corp.                       328
-------------------------------------------------

         Banks - Money Center (1.5%)
   3,000 BankAmerica Corp.                    219
   3,700 Bankers Trust New York Corp.         439
-------------------------------------------------
                                              658
-------------------------------------------------

         Chemicals (1.7%)
   3,800 Dow Chemical Co.                     375
  16,100 Millennium Chemicals, Inc.           370
-------------------------------------------------
                                              745
-------------------------------------------------

         Chemicals - Diversified (1.1%)
  10,700 B.F. Goodrich Co.                    476
-------------------------------------------------

         Communication - Equipment
           Manufacturers (1.2%)
   6,507 Lucent Technologies, Inc.            521
-------------------------------------------------

         Computer - Networking (0.8%)
   4,400 Cisco Systems, Inc. *                380
-------------------------------------------------

         Consumer Jewelry and Novelties
             - Miscellaneous (0.8%)
  10,100 American Greetings Corp.             371
-------------------------------------------------

         Containers - Metals & Glass (0.9%)
  11,000 Ball Corp.                           424
-------------------------------------------------

         Drugs (0.9%)
  11,500 Pharmacia & Upjohn, Inc.             388
-------------------------------------------------

         Electric (1.6%)
  12,800 Houston Industries, Inc.             303
  14,000 PG & E Corp.                         396
-------------------------------------------------
                                              699
-------------------------------------------------

         Electrical Equipment (0.8%)
   7,000 Rockwell International Corp.         341
-------------------------------------------------

         Electronics - Semiconductors (1.0%)
  13,300 National Semiconductor Corp. *       441
-------------------------------------------------

         Equipment - Semiconductors (0.7%)
   9,800 Applied Materials, Inc. *            323
-------------------------------------------------

         Finance - Consumer (1.0%)
   6,700 Associates First Capital Corp.       431
-------------------------------------------------

         Finance - Diversified (2.0%)
   8,000 Morgan Stanley, Dean Witter,
           Discover & Co.                     435
   7,000 PMI Group, Inc.                      455
-------------------------------------------------
                                              890
-------------------------------------------------

         Foods (0.7%)
   3,500 Ralston Purina Group                 326
-------------------------------------------------

         Healthcare - HMOs (1.2%)
  10,500 Humana, Inc. *                       233
   6,000 Pacificare Health Systems, Inc. *    309
-------------------------------------------------
                                              542
-------------------------------------------------


         Heavy Duty Trucks & Parts (0.8%)
   6,600 Aeroquip Vickers, Inc.               337
-------------------------------------------------

         Household Products (1.4%)
   8,200 Kimberly-Clark Corp.                 427
   2,400 Procter & Gamble Co.                 183
-------------------------------------------------
                                              610
-------------------------------------------------

         Insurance - Life/Health (0.8%)
   5,000 Aetna, Inc.                          377
-------------------------------------------------

         Insurance - Multi-Line
           Companies (0.7%)
   3,150 American International Group, Inc.   318
-------------------------------------------------

         Insurance -
           Property/Casualty (3.2%)
   4,500 Allstate Corp.                       386
  10,400 Everest Reinsurance Holdings, Inc.   395
   9,100 Highlands Insurance Group, Inc. *    256
  10,000 Travelers Property Casualty Corp.    397
-------------------------------------------------
                                            1,434
-------------------------------------------------

         Leisure Time (0.8%)
  11,300 Brunswick Corp.                      378
-------------------------------------------------

         Machinery - Diversified (1.6%)
   7,500 Deere & Co.                          411
  11,673 Flowserve Corp. *                    314
-------------------------------------------------
                                              725
-------------------------------------------------

         Manufacturing - Diversified
           Industries (0.7%)
   7,500 Hillenbrand Industries, Inc.         334
-------------------------------------------------

         Manufacturing - Specialized (1.0%)
  10,800 Avery Dennison Corp.                 452
-------------------------------------------------

         Medical Products & Supplies (0.8%)
   8,900 Bausch & Lomb, Inc.                  353
-------------------------------------------------

         Metals/Mining (0.9%)
   9,000 Inco Ltd.                            172
   7,000 Titanium Metals Corp. *              216
-------------------------------------------------
                                              388
-------------------------------------------------

         Natural Gas (1.1%)
   4,500 NICOR, Inc.                          181
   7,000 Sonat, Inc.                          305
-------------------------------------------------
                                              486
-------------------------------------------------

         Oil - Domestic Integrated (1.0%)
  14,500 Occidental Petroleum Corp.           430
-------------------------------------------------

         Oil - International Integrated (0.7%)
   5,400 Texaco, Inc.                         305
-------------------------------------------------

         Oil & Gas -
           Drilling/Equipment (1.5%)
   5,000 Helmerich & Payne, Inc.              380
   3,800 Schlumberger Ltd.                    313
-------------------------------------------------
                                              693
-------------------------------------------------

         Oil & Gas - Exploration &
           Production (1.1%)
   9,100 Apache Corp.                         334
  19,700 Gulf Canada Resources Ltd. *         138
-------------------------------------------------
                                              472
-------------------------------------------------

         Paper & Forest Products (1.5%)
   3,500 Jefferson Smurfit Corp. *             58
  22,000 Unisource Worldwide, Inc.            345
   5,500 Weyerhaeuser Co.                     290
-------------------------------------------------
                                              693
-------------------------------------------------

         Photography - Imaging (0.5%)
   3,000 Xerox Corp.                          233
-------------------------------------------------

         Publishing (0.7%)
   8,000 Houghton Mifflin Co.                 298
-------------------------------------------------

         Railroads / Shipping (0.7%)
   9,600 Norfolk Southern Corp.               305
-------------------------------------------------

         Real Estate Investment Trusts (1.5%)
  10,000 Felcor Suite Hotels, Inc.            363
   5,000 Highwoods Properties, Inc.           180
   3,000 Storage USA, Inc.                    117
-------------------------------------------------
                                              660
-------------------------------------------------

         Restaurants (0.3%)
   8,000 Brinker International, Inc. *        118
-------------------------------------------------

         Retail - Department Stores (0.8%)
   5,500 J.C. Penney Company, Inc.            353
-------------------------------------------------

         Retail - General
           Merchandising (0.9%)
   8,800 Sears, Roebuck & Co.                 403
-------------------------------------------------

         Services - Commercial &
           Consumer (0.9%)
  14,400 Dun & Bradstreet Corp.               403
-------------------------------------------------

         Specialty Printing (0.8%)
  10,000 Deluxe Corp.                         353
-------------------------------------------------

         Telecommunications -
           Long Distance (2.0%)
   8,700 AT&T Corp.                           486
   7,200 Sprint Corp.                         422
-------------------------------------------------
                                              908
-------------------------------------------------

         Telephones (1.6%)
   4,224 Bell Atlantic Corp.                  377
   6,900 GTE Corp.                            349
-------------------------------------------------
                                              726
-------------------------------------------------

         Tobacco (1.5%)
   9,000 Philip Morris Companies, Inc.        391
   7,400 Universal Corp.                      293
-------------------------------------------------
                                              684
-------------------------------------------------

         Waste Management (0.8%)
  14,400 Waste Management, Inc.               355
-------------------------------------------------

         Total stocks (cost: $19,448)      25,040
-------------------------------------------------


 Principal
  Amount
   (000)


                   Bonds (45.1%)
$  1,000 Corporacion Andina de Fomento
           (Venezuela), 7.38%, 7/21/00      1,014(b)
   2,000 First Union Commercial Mortgage
           Trust II, 6.60%, 11/18/29        2,003
   1,000 Firstplus Home Loan Owner Trust,
           6.62%, 9/10/15                     996
   1,000 Great Atlantic & Pacific Tea, Inc.,
           7.70%, 1/15/04                   1,044(b)
   1,000 Health Care Property Investors,
           Inc., 6.50%, 2/15/06               981(b)
   1,000 Hilton Hotels Corp., Senior Notes,
           7.38%, 6/01/02                   1,019(b)
     900 Kmart Corp., 7.95%, 2/01/23          872
   1,000 MacSaver Financial Services, Inc.,
           Notes, 7.40%, 2/15/02            1,007
   1,000 Merita Bank Ltd. (Finland),
           6.50%, 1/15/06                     987
   1,000 Nationwide Health Property Inc.,
           Medium Term Note,
           7.25%, 4/01/02                   1,026(b)
   1,000 Tele-Communications, Inc.,
           8.25%, 1/15/03                   1,056
   1,000 Washington Real Estate
           Investment Trust,
           7.25%, 8/13/06                   1,035
   1,000 WMX Technologies, Inc.,
           6.38%, 12/01/03                    978(b)
   1,000 WorldCom, Inc., Senior Notes,
           7.55%, 4/01/04                   1,045
     996 Federal National Mortgage
           Association REMIC,
           9.00%, 9/18/23                   1,069
   1,000 Federal National Mortgage
           Association REMIC,
           9.00%, 11/18/24                  1,076
   1,000 Federal National Mortgage
           Association REMIC,
           9.50%, 12/30/27                  1,092(a)
     998 Government National Mortgage
           Association, 6.50%, 9/20/27        979
     956 Government National Mortgage
           Association, 7.00%, 6/20/26        957
-------------------------------------------------
         Total bonds (cost: $19,981)       20,236
-------------------------------------------------

          Money Market Instrument (1.9%)
     850 Federal Home Loan Bank,
           5.60%, 12/01/97 (cost: $850)       850
-------------------------------------------------
         Total investments (cost:$40,279) $46,126
=================================================

---------------------
*Non-income producing.


Balanced Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1997
(Unaudited)


General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 5.9% of net assets at November 30, 1997.

Specific Notes
(a) At November 30, 1997, the cost of securities purchased on a delayed delivery basis for the Fund was $1,098,906.

(b) At November 30, 1997, these securities were segregated to cover delayed delivery purchases.

See accompanying notes to financial statements.



Balanced Strategy Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1997
(Unaudited)


 Net investment income:
   Income
      Dividends                                                                                 $   226
      Interest                                                                                      567
                                                                                                -------
         Total income                                                                               793
                                                                                                -------
   Expenses:
      Management fees                                                                               146
      Transfer agent's fees                                                                          43
      Custodian's fees                                                                               22
      Postage                                                                                         3
      Shareholder reporting fees                                                                      2
      Trustees' fees                                                                                  2
      Registration fees                                                                              35
      Professional fees                                                                              12
      Other                                                                                           1
                                                                                                -------
         Total expenses before reimbursement                                                        266
      Expenses reimbursed                                                                           (25)
                                                                                                -------
         Total expenses after reimbursement                                                         241
                                                                                                -------
            Net investment income                                                                   552
                                                                                                -------
Net realized and unrealized gain on investments:
   Net realized gain on investments                                                                 764
   Change in net unrealized appreciation/depreciation of investments                              1,801
                                                                                                -------
            Net realized and unrealized gain                                                      2,565
                                                                                                -------
Increase in net assets resulting from operations                                                $ 3,117
                                                                                                =======


See accompanying notes to financial statements.



Balanced Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)

                                                                             11/30/97          5/31/97
                                                                             --------          -------
From operations:
   Net investment income                                                     $     552       $     806
   Net realized gain on investments                                                764             405
   Change in net unrealized appreciation/depreciation of investments             1,801           3,525
                                                                             ---------       ---------
      Increase in net assets resulting from operations                           3,117           4,736
                                                                             ---------       ---------
Distributions to shareholders from:
   Net investment income                                                          (529)           (733)
                                                                             ---------       ---------
   Net realized gains                                                             (397)            (58)
                                                                             ---------       ---------
From capital share transactions:
   Proceeds from shares sold                                                    16,487          14,680
   Shares issued for dividends reinvested                                          809             596
   Cost of shares redeemed                                                      (9,269)         (3,878)
                                                                             ---------       ---------
      Increase in net assets from capital share transactions                     8,027          11,398
                                                                             ---------       ---------
Net increase in net assets                                                      10,218          15,343
Net assets:
   Beginning of period                                                          34,601          19,258
                                                                             ---------       ---------
   End of period                                                             $  44,819       $  34,601
                                                                             =========       =========
Undistributed net investment income included in net assets:
   Beginning of period                                                       $     184       $     111
                                                                             =========       =========
   End of period                                                             $     207       $     184
                                                                             =========       =========
Change in shares outstanding:
   Shares sold                                                                   1,293           1,316
   Shares issued for dividends reinvested                                           64              54
   Shares redeemed                                                                (731)           (350)
                                                                             ---------       ---------
      Increase in shares outstanding                                               626           1,020
                                                                             =========       =========


See accompanying notes to financial statements.



Balanced Strategy Fund
Notes to Financial Statements

November 30, 1997
(Unaudited)

(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Balanced Strategy Fund (the Fund). The Fund's investment objective is to seek a high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. C. Investments in securities
- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had no borrowings under either of these agreements.

(3)   Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1997 were $13,913,847 and $5,382,265, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1997 was $6,185,571 and $338,782, respectively.

(5)   Transactions with Manager
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets through October 1, 1998.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                                                    Six-Month                           Nine-Month
                                                  Period Ended       Year Ended        Period Ended
                                                  November 30,         May 31,            May 31,
                                                      1997              1997               1996*
                                                      ----              ----               ----
Net asset value at
   beginning of period                              $   12.11         $  10.49          $   10.00
Net investment income                                     .18              .33                .26(b)
Net realized and
   unrealized gain                                        .90             1.65                .37
Distributions from net
   investment income                                     (.18)            (.33)              (.14)
Distributions of realized
   capital gains                                         (.14)            (.03)              -
                                                    ---------         --------          ---------
Net asset value at
   end of period                                    $   12.87         $  12.11          $   10.49
                                                    =========         ========          =========
Total return (%) **                                      8.96            19.26               6.37
Net assets at end of
   period (000)                                     $  44,819         $ 34,601          $  19,258
Ratio of expenses to
   average net assets (%)                                1.25(a,c)        1.25(c)            1.25(a,c)
Ratio of net investment
   income to average
   net assets (%)                                        2.85(a,c)        3.16(c)            3.31(a,c)
Portfolio turnover (%)                                  14.30            28.06              26.53
Average commission rate
   paid per share +                                 $   .0500         $  .0486          $   .0489


  * Fund commenced operations September 1, 1995.
 ** Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.
(c) The information contained in the preceding table is based on actual expenses for the period, after giving effect to  reimbursement of expenses by the Manager.  Absent such  reimbursement the Fund's ratios would have been:


                                                       Six-Month                          Nine-Month
                                                     Period Ended      Year Ended        Period Ended
                                                     November 30,        May 31,            May 31,
                                                         1997             1997               1996*
                                                         ----             ----               ----

Ratio of expenses to
   average net assets (%)                               1.37(a)           1.39              2.00(a)
Ratio of net investment
   income to average
   net assets (%)                                       2.73(a)           3.02              2.56(a)
